CERTIFICATIONS PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Frank Rauscher, Principal Executive Officer of The Aquinas Funds, Inc., certify to the best of my knowledge that:

      1. The N-CSR of the registrant for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



/s/ Frank Rauscher
---------------------------
Frank Rauscher
Principal Executive Officer

Date: March 2, 2004




I, Frank Rauscher, Principal Financial Officer of The Aquinas Funds, Inc., certify to the best of my knowledge that:

      1. The N-CSR of the registrant for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



/s/ Frank Rauscher
---------------------------
Frank Rauscher
Principal Financial Officer

Date: March 2, 2004